UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Analog Devices, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 10, 2021.

ANALOG DEVICES, INC.

ANALOG DEVICES, INC.
ATTN: INVESTOR RELATIONS DEPT.
ONE ANALOG WAY
WILMINGTON, MA 01887

D28861-P47805

Meeting Information

Meeting Type: Annual Meeting
For holders as of: January 4, 2021
Date: March 10, 2021 **Time:** 9:00 AM, Eastern Time
Location: Virtual annual meeting of shareholders conducted via live audio webcast at: www.virtualshareholdermeeting.com/ADI2021

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ADI2021 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 24, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to ***www.proxyvote.com***. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to ***www.virtualshareholdermeeting.com/ADI2021***. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials and following the instructions.

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Voting Items

The Board of Directors recommends you vote FOR each of the Director Nominees:

1. The election to Analog Devices' Board of Directors of the eleven nominees named in our Proxy Statement.

   Nominees:

   1a. Ray Stata

   1b. Vincent Roche

   1c. James A. Champy

   1d. Anantha P. Chandrakasan

   1e. Bruce R. Evans

   1f. Edward H. Frank

   1g. Laurie H. Glimcher

   1h. Karen M. Golz

   1i. Mark M. Little

   1j. Kenton J. Sicchitano

   1k. Susie Wee

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2. Advisory resolution to approve the compensation of our named executive officers.

3. Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2021.

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponement at the meeting.

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